UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 5, 2023

BMO 2023-C5 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001972920)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

KeyBank National Association

(Central Index Key number 0001089877)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

BSPRT CMBS Finance, LLC

(Central Index Key number 0001722518)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

German American Capital Corporation

(Central Index Key number 0001541294)

UBS AG

(Central Index Key number 0001685185)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-05	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2023 (the “Closing Date”), BMO 2023-C5 Mortgage Trust (the “Issuing Entity”) issued the BMO 2023-C5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C5, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2023 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated June 21, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-255934-05 (the “June 21, 2023 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “La Habra Marketplace Whole Loan”) relating to the Mortgage Loan (the “La Habra Marketplace Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as La Habra Marketplace was required to be serviced and administered pursuant to the BMO 2022-C3 PSA, which is the servicing agreement for the BMO 2022-C3 securitization trust (into which a Companion Loan with respect to the La Habra Marketplace Whole Loan was deposited). The BMO 2022-C3 PSA was filed as Exhibit 4.5 to the June 21, 2023 Form 8-K.

On October 5, 2023, the Servicing Shift Lead Note with respect to the La Habra Marketplace Whole Loan was contributed to the commercial mortgage securitization transaction (the “BBCMS 2023-C21 Securitization”) involving the issuance of the BBCMS Mortgage Trust 2023-C21, Commercial Mortgage Pass-Through Certificates, Series 2023-C21 (the “BBCMS 2023-C21 Certificates”). Upon the issuance of the BBCMS 2023-C21 Certificates, the servicing and administration of the La Habra Marketplace Whole Loan are required to be transferred from the BMO 2022-C3 PSA to the pooling and servicing agreement governing the issuance of the BBCMS 2023-C21 Certificates, dated as of October 1, 2023 (the “BBCMS 2023-C21 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2023-C21 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2023-C21 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BBCMS 2023-C21 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BBCMS 2023-C21 Pooling and Servicing Agreement applicable to the servicing of the La Habra Marketplace Mortgage Loan are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on June 21, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-05, but will differ in certain respects as described below and, treating the BBCMS 2023-C21 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the La Habra Marketplace Whole Loan becoming a specially serviced loan under the BBCMS 2023-C21 Pooling and Servicing Agreement, the related Outside Special Servicer will

BMO 2023-C5 – Form 8-K

earn a special servicing fee payable monthly with respect to the La Habra Marketplace Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee of $5,000 for the related month.

•	In connection with a workout of the La Habra Marketplace Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected La Habra Marketplace Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate with respect to any particular workout of the La Habra Marketplace Whole Loan.
•	The related Outside Special Servicer will be entitled to liquidation fee at a rate of 1.00% of the related payments or proceeds received in connection with the liquidation of the La Habra Marketplace Whole Loan or related REO Property, provided that if such rate would result in an aggregate liquidation fee less than $25,000 with respect to the La Habra Marketplace Whole Loan, then the liquidation fee rate will be equal to the lesser of (i) 3.00% and (ii) such lower rate as would result in an aggregate Liquidation Fee equal to $25,000.
•	The Mortgaged Property relating to the La Habra Marketplace Whole Loan will be subject to inspection (A) at least once every 12 months (commencing in 2024) if the stated principal balance of the related Pari Passu Companion Loan contributed to the BBCMS 2023-C21 Securitization has a stated principal balance of $4,000,000 or more or (B) at least once every 24 months (commencing in 2024) if the stated principal balance of the related Pari Passu Companion Loan contributed to the BBCMS 2023-C21 Securitization has a stated principal balance of less than $4,000,000, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	BBCMS 2023-C21 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer